Effective immediately, the following is added as the last paragraph of the sub-section entitled “Purchase and Sale of Fund Shares” under the main heading “Summary of Key Information”:

Class W shares of the fund are currently being offered only to Class W shareholders of MFS Core Growth Fund in connection with the proposed reorganization of the MFS Core Growth Fund into the fund pursuant to an Agreement and Plan of Reorganization.  The proposed reorganization is subject to approval by the shareholders of the MFS Core Growth Fund at a shareholders' meeting expected to be held in August 2011.

Effective immediately, the first paragraph under the main heading “Description of Share Classes” is replaced in its entirety by the following:

The fund offers Class A, Class B, Class C, Class I, Class W, Class R1, Class R2, Class R3, and Class R4 shares through this prospectus. All classes of the fund have the same investment objective and investments, but each class has its own sales charge and expense structure. You should consult with your financial intermediary to help you determine which class is most appropriate for you.

Class W shares of the fund are currently being offered only to Class W shareholders of MFS Core Growth Fund in connection with the proposed reorganization of the MFS Core Growth Fund into the fund pursuant to an Agreement and Plan of Reorganization.  The proposed reorganization is subject to approval by the shareholders of the MFS Core Growth Fund at a shareholders' meeting expected to be held in August 2011.